UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2018

TTM TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-31285	91-1033443
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1665 Scenic Avenue, Suite 250, Costa Mesa, California		92626
(Address of principal executive offices)		(Zip Code)

(714) 327-3000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by TTM Technologies, Inc. (the “Company”) on April 18, 2018 (the “Original Report”). The Original Report was filed to report the completion of the Company’s acquisition of Anaren Holding Corp. (“Anaren”). The Company is filing this Amendment to file the audited and unaudited consolidated financial statements and the unaudited pro forma condensed combined financial statements, under Items 9.01(a) and 9.01(b), respectively, that were required to be filed either as part of the Original Report or by amendment thereto. This Amendment and the exhibits attached hereto are hereby incorporated by reference into the registration statements on Form S-3 (No. 333-214592) and Forms S-8 (Nos. 333-46454, 333-138219, 333-198117, and 333-211744) filed by the Company with the U.S. Securities and Exchange Commission on November 14, 2016, September 22, 2000, October 26, 2006, August 13, 2014 and June 1, 2016, respectively.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The Report of the Independent Accountants, audited consolidated financial statements of Anaren, Inc. as of July 1, 2017 and for the 52 weeks ended July 1, 2017, and the notes thereto, and the unaudited condensed consolidated financial statements of Anaren, Inc. as of March 31, 2018 and for the three quarters ended March 31, 2018, and the notes thereto, are filed herewith as Exhibit 99.1 and are incorporated herein by reference. Anaren, Inc. is a wholly-owned subsidiary of Anaren. Other than the equity interests of Anaren, Inc., Anaren has no material assets or liabilities and has no material independent operations.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial statements are attached to this Amendment as Exhibit 99.2 and incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of April 2, 2018;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended January 1, 2018;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended April 2, 2018; and

•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP

99.1	The Report of the Independent Accountants, audited consolidated financial statements of Anaren, Inc. as of July 1, 2017 and for the 52 weeks ended July 1, 2017, and the notes thereto, and the unaudited condensed consolidated financial statements of Anaren, Inc. as of March 31, 2018 and for the three quarters ended March 31, 2018, and the notes thereto.

99.2	The unaudited pro forma condensed combined balance sheet of TTM Technologies, Inc. as of April 1, 2018 and the unaudited pro forma condensed combined statements of operations of TTM Technologies, Inc. for the year ended January 1, 2018 and for the three months ended April 2, 2018, and the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TTM TECHNOLOGIES, INC.

Date: June 29, 2018	By:	/s/ Todd B. Schull
Todd B. Schull
Executive Vice President and Chief Financial Officer